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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 28, 2019
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 8.01.	Other Events.

On August 28, 2019, Realogy Holdings Corp. (the “Company” or “Realogy”) announced that its wholly-owned subsidiary, Cartus Corporation (“Cartus”), is launching a military rewards program that will offer U.S. military personnel, veterans and their families residential real estate brokerage services.
The Cartus program, expected to become effective on September 7, 2019, will seek to provide access to benefits similar to those offered under the USAA Real Estate Rewards Network program, an affinity program between Cartus and the United Services Automobile Association (“USAA”). USAA is discontinuing the USAA Real Estate Rewards Network in order to shift focus to its core mortgage, banking and insurance businesses at this time.
The USAA Real Estate Rewards Network program will remain open for enrollment through September 6, 2019. USAA members who enroll by that date will remain eligible for standard reward payments for qualifying transactions. Cartus, who has a long-trusted relationship with USAA, will make its new military rewards program available for qualified participants after September 6, 2019.
Leads generated by the USAA affinity program have been handled by the Cartus Broker Network, a network of real estate brokers from the Company’s company owned brokerage operations, select Company franchisees and certain independent real estate brokers who receive referrals from Cartus’ high-quality lead generation programs under its relocation and affinity businesses. The Cartus Broker Network closed approximately 80,000 homesale transactions for Realogy and its brands in 2018 and approximately 36,000 such closings for the six months ended June 30, 2019 (which we refer to in this report as “in-network homesale transactions”).
The Cartus affinity business is highly-concentrated and the USAA program represented a significant portion of this business and the in-network homesale transactions for Realogy and its brands. The discontinuation of the USAA program is not expected to have a material effect on the Company’s financial results for the year ending December 31, 2019. The Company currently expects that in 2020, the USAA program discontinuation will likely have a material impact on earnings at Cartus and will result in a reduction in in-network homesale transactions for Realogy and its brands. The foregoing does not take into account potential positive offsets driven by the Company’s other existing and new affinity and lead generation programs, macro-economic changes, cost-savings initiatives and other management actions.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, including statements related to the Cartus military rewards program and the Company’s financial results for 2019 and 2020. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “forecasts”, “anticipates”, “intends”, “projects”, “estimates”, “potential” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
Various factors that could cause actual future results and other future events to differ materially from those in the forward-looking statements, include, but are not limited to risks relating to the loss of a significant affinity client, including the discontinuance of the USAA affinity program, the expected launch of the Cartus military rewards program, and the corresponding impact on the Company’s revenues (including revenue to Cartus, NRT and RFG derived from Cartus referrals) and profitability, which may be material and adverse, as well as those set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 and its Annual Report on Form 10-K for the year ended December 31, 2018, and its other filings made from time to time, in connection with considering any forward-looking statements that may be made by the Company and its businesses generally. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events except as required by law.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
101.INS	Inline XBRL Instance Document - the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: August 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: August 28, 2019

EXHIBIT INDEX

Exhibit No.	Description
101.INS	Inline XBRL Instance Document - the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.